VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2017

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyowners of Fidelity Variable Account of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Government Money Market Division, Investment Grade Bond Division, Equity-Income Division, Growth Division, Asset Manager Division, High Income Division, and Overseas Division (constituting Fidelity Variable Account of Monarch Life Insurance Company, hereafter collectively referred to as the “Accounts”) as of December 31, 2017, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Accounts’ management.  Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the Transfer Agent. We believe that our audits provide a reasonable basis for our opinions.

Boston,Massachussetts April 23, 2018

We have served as the auditor of one or more Accounts in Fidelity Variable Account of Monarch Life Insurance Company since 1991.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENTS OF NET ASSETS AT DECEMBER 31, 2017
Investments in:	Cost	Number of Shares/ Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$3,065,977	3,065,977	$1.00	$3,065,977	$--	$(19,539)	$3,046,439
Investment Grade Bond Portfolio	665,758	51,875	12.80	663,995	--	(103,671)	560,324
Equity-Income Portfolio	9,129,331	424,828	23.89	10,149,150	--	(49,456)	10,099,694
Growth Portfolio	13,185,054	287,535	74.05	21,292,003	--	(280,837)	21,011,167
Asset Manager Portfolio	2,181,397	138,901	15.23	2,115,466	--	(34,255)	2,081,211
High Income Portfolio	2,692,871	488,732	5.45	2,663,588	--	(6,391)	2,657,198
Overseas Portfolio	4,258,695	233,013	22.87	5,329,011	--	(7,911)	5,321,100

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2017

	Government Money Market Division	Investment Grade Bond Division	Equity- Income Division		Asset Manager Division	High Income Division
				Growth Division			Overseas Division

Investment Income:
Dividends	$20,225	$16,100	$165,604	$41,734	$38,194	$151,487	$70,093
Expenses:
Risk Charges and Administrative Expenses	(30,107)	(7,129)	(95,236)	(191,160)	(20,152)	(27,525)	(47,026)
Net Investment Income (Loss)	(9,882)	8,971	70,368	(149,426)	18,042	123,962	23,067

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(5,799)	85,226	650,900	18,176	3,414	30,385
Net Unrealized Gains (Losses)	--	16,542	722,256	3,579,916	(12,359)	29,205	1,113,692
Capital Gain Distributions	--	3,563	201,024	1,348,699	222,940	--	4,583
Net Gains	--	14,306	1,008,506	5,579,515	228,757	32,619	1,148,660

Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,882)	23,277	1,078,874	5,430,089	246,799	156,581	1,171,727

Transfers Due to Deaths	(38,771)	(284,788)	(89,174)	(700,952)	(85,930)	(8,763)	(5,699)
Transfers Due to Other Terminations	(186,898)	52	(188,197)	(129,602)	(476)	(19,185)	(8,624)
Transfers Due to Policy Loans	10,897	--	58,605	258,610	(3,315)	22,146	(2,591)
Transfers of Cost of Insurance	(13,644)	(3,536)	(39,643)	(78,277)	(8,961)	(11,893)	(21,725)
Transfers of Net Loan Cost	(7,592)	(87)	(27,432)	(32,416)	(4,759)	(3,743)	(7,177)
Transfers Among Investment Divisions	269,820	69,613	(228,328)	(130,552)	1,590	(215,640)	233,497

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	33,812	(218,746)	(514,169)	(813,189)	(101,851)	(237,078)	187,681

Total Increase (Decrease) in Net Assets	23,930	(195,469)	564,705	4,616,900	144,948	(80,497)	1,359,408
Net Assets - Beginning of Year	3,022,509	755,793	9,534,989	16,394,267	1,936,263	2,737,695	3,961,692
Net Assets - End of Year	$3,046,439	$560,324	$10,099,694	$21,011,167	$2,081,211	$2,657,198	$5,321,100

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VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2016

	Government Money Market Division	Investment Grade Bond Division	Equity- Income Division		Asset Manager Division	High Income Division
				Growth Division			Overseas Division

Investment Income:
Dividends	$6,566	$17,990	$204,531	$6,370	$28,709	$140,333	$59,149
Expenses:
Risk Charges and Administrative Expenses	(33,126)	(7,839)	(87,247)	(160,937)	(19,918)	(24,746)	(40,814)
Net Investment Income (Loss)	(26,560)	10,151	117,284	(154,567)	8,791	115,587	18,335

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	136	(36,223)	754,284	29,379	(555)	21,177
Net Unrealized Gains (Losses)	--	15,511	717,808	(2,250,301)	(92,706)	199,817	(303,751)
Capital Gain Distributions	--	338	577,161	1,566,020	91,218	--	7,010
Net Gains (Losses)	--	15,985	1,258,746	70,003	27,891	199,262	(275,564)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(26,560)	26,136	1,376,030	(84,564)	36,682	314,849	(257,229)

Transfers Due to Deaths	(380,129)	204,046	31,111	(1,021,233)	59,581	5,377	(412,099)
Transfers Due to Other Terminations	(25,504)	91	(276,154)	(148,890)	(41,277)	1,085	(25,532)
Transfers Due to Policy Loans	41,769	--	(70,920)	83,890	(33,464)	(14,692)	--
Transfers of Cost of Insurance	(12,548)	(3,905)	(38,581)	(70,750)	(8,920)	(10,877)	(19,522)
Transfers of Net Loan Cost	(9,810)	(80)	(24,339)	(51,249)	(3,069)	(4,116)	(6,113)
Transfers Among Investment Divisions	(283,501)	36,818	(24,107)	(167,156)	(72,998)	157,866	353,079

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(669,723)	236,970	(402,990)	(1,375,388)	(100,147)	134,643	(110,187)

Total Increase (Decrease) in Net Assets	(696,283)	263,106	973,040	(1,459,952)	(63,465)	449,492	(367,416)
Net Assets - Beginning of Year	3,718,792	492,687	8,561,949	17,854,219	1,999,728	2,288,203	4,329,108
Net Assets - End of Year	$3,022,509	$755,793	$9,534,989	$16,394,267	$1,936,263	$2,737,695	$3,961,692

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NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions.  Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Fidelity Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Fidelity Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act.  The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective portfolios of the Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE MEASUREMENT:  At December 31, 2017, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2017 are shown below:

	Purchases	Sales
Government Money Market Portfolio	$1,715,833	$1,678,330
Investment Grade Bond Portfolio	498,399	601,432
Equity-Income Portfolio	744,391	953,551
Growth Portfolio	2,108,500	1,472,068
Asset Manager Portfolio	419,545	248,821
High Income Portfolio	376,521	486,344
Overseas Portfolio	420,233	202,237
Totals

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks, and annual administrative expenses related to the operations of the Account.  Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  The charge is equal to a rate of 1.00% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2017 and 2016 are shown below:

		2017			2016
			Net Increase			Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Government Money Market Division	80,385	(78,149)	2,236	105,956	(137,504)	(31,548)
Investment Grade Bond Division	12,006	(14,869)	(2,863)	5,901	(5,058)	843
Equity-Income Division	3,795	(8,654)	(4,859)	3,959	(13,940)	(9,981)
Growth Division	5,671	(10,516)	(4,845)	3,929	(17,690)	(13,761)
Asset Manager Division	2,774	(4,030)	(1,256)	3,317	(8,193)	(4,876)
High Income Division	4,285	(8,713)	(4,428)	5,627	(3,253)	2,374
Overseas Division	8,347	(3,859)	4,488	5,070	(9,405)	(4,335)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost.  A policyowner’s investment base is reduced by the net loan cost.

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2017, 2016, 2015, 2014, and 2013 consists of the following:

	At December 31,			For the year ended December 31,
	Units	Separate Account Index			Expenses as a % of Average Investment Base**
			Policyowner Investment Base	Investment Income Ratio*
						Total
2017						Return***
Government Money Market Division	145,293	$21.10	$3,065,977	0.67%	1.00%	(0.32%)
Investment Grade Bond Division	16,334	40.65	663,997	2.25%	1.00%	3.19%
Equity-Income Division	93,630	108.40	10,149,152	1.72%	1.00%	11.78%
Growth Division	150,742	141.25	21,292,003	0.22%	1.00%	33.80%
Asset Manager Division	35,400	59.76	2,115,465	1.88%	1.00%	12.98%
High Income Division	49,490	53.82	2,663,584	5.46%	1.00%	5.88%
Overseas Division	112,975	47.17	5,329,015	1.48%	1.00%	29.00%
2016
Government Money Market Division	143,057	$21.17	$3,028,475	0.20%	1.00%	(0.79%)
Investment Grade Bond Division	19,197	39.40	756,284	2.27%	1.00%	3.71%
Equity-Income Division	98,489	96.97	9,550,828	2.33%	1.00%	16.85%
Growth Division	155,587	105.57	16,424,755	0.04%	1.00%	(0.19%)
Asset Manager Division	36,656	52.89	1,938,925	1.43%	1.00%	2.05%
High Income Division	53,918	50.83	2,740,789	5.62%	1.00%	13.48%
Overseas Division	108,487	36.57	3,966,938	1.44%	1.00%	(6.00%)
2015
Government Money Market Division	174,605	$21.34	$3,725,616	0.03%	1.00%	(0.96%)
Investment Grade Bond Division	18,354	37.99	697,228	2.27%	1.00%	(1.58%)
Equity-Income Division	108,470	82.99	9,001,682	3.05%	1.00%	(4.92%)
Growth Division	169,348	105.77	17,912,334	0.26%	1.00%	6.11%
Asset Manager Division	41,532	51.83	2,152,602	1.55%	1.00%	(0.85%)
High Income Division	51,544	44.8	2,308,946	6.53%	1.00%	(4.58%)
Overseas Division	112,822	38.9	4,388,790	1.25%	1.00%	2.60%
2014
Money Market Division	153,553	$21.54	$3,308,260	0.01%	1.00%	(0.98%)
Investment Grade Bond Division	30,254	38.60	1,167,711	2.05%	1.00%	4.78%
Equity-Income Division	118,402	87.28	10,333,862	2.90%	1.00%	7.64%
Growth Division	180,206	99.68	17,962,654	0.19%	1.00%	10.20%
Asset Manager Division	47,520	52.27	2,484,085	1.51%	1.00%	4.79%
High Income Division	53,513	46.95	2,512,216	5.47%	1.00%	0.15%
Overseas Division	128,815	37.91	4,883,988	1.35%	1.00%	(8.99%)
2013
Money Market Division	178,923	$21.76	$3,893,172	0.03%	1.00%	(0.96%)
Investment Grade Bond Division	35,157	36.84	1,294,555	2.03%	1.00%	(2.75%)
Equity-Income Division	122,557	81.08	9,934,785	2.57%	1.00%	26.88%
Growth Division	181,985	90.46	16,459,467	0.29%	1.00%	34.99%
Asset Manager Division	43,534	49.89	2,171,809	1.48%	1.00%	14.56%
High Income Division	61,217	46.87	2,868,751	5.68%	1.00%	4.90%
Overseas Division	133,344	41.66	5,554,942	1.42%	1.00%	29.15%

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

 NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly‑owned subsidiary of Monarch Life.

NOTE 10‑SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2017 which require recognition or disclosure in the financial statements.